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EXHIBIT 99.1


                                     MEADE
                               INSTRUMENTS CORP.

                  A World Leader in Design and Distribution of
              Astronomical Telescopes, Binoculars and Riflescopes

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                           FORWARD-LOOKING STATEMENTS


    o This presentation, and discussions related to this presentation, which are not historical facts may be considered forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from these forward-looking statements as a result of the risk factors described in the Company's filings with the Securities and Exchange Commission. In light of these risks and uncertainties, there can be no assurance that the forward-looking information expressed in this presentation will in fact transpire.

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                            MEADE INSTRUMENTS CORP.


Nasdaq:                                 MEAD

Common Shares Outstanding:              20.0 million

FYE 2003 Revenue:                       $110.8 million

FYE 2004 Estimated Revenue:             $130.0 - $140.0 million

Market Cap:                             $70 million

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                                   OWNERSHIP


                       Management               8%

                       ESOP                     9%

                       Institutions             59%

                       Mutual Funds             20%

                       Other                    4%

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                                MANAGEMENT TEAM



President and Chief Executive Officer                  24 years

Senior Vice President - Sales                          19 years

Senior Vice President - Manufacturing                  16 years

Senior Vice President / Chief Financial Officer        10 years

Senior Vice President - Engineering                    9 years

Senior Vice President and General Counsel              7 years

Senior Vice President - Corp. Development              5 years

Note: All time periods are approximate.

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                               CORPORATE HISTORY



Founded    1986    Reacquired     1996    IPO         1999       Simmons Outdoor
  1972     Sold       1991        ESOP    1997    Bresser Optik       2002



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                                  MEADE TODAY


o Branded Consumer Optics Company

                                      MEADE

                                     BRESSER

                                    SIMMONS

                                     WEAVER

                                    REDFIELD

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                                  MEADE TODAY


o  A World Leader in telescopes and sports optics

                     Meade #1 brand in telescopes worldwide

                   Bresser #1 brand in binoculars in Germany

        Simmons top brand in mid-to-low priced sport optics in the U.S.

        Weaver top brand in mid-to-high priced sports optics in the U.S.

               Redfield specialty brand of sports optics in U.S.

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                              MARKETING STRATEGIES


o  Defining the brands

o  Expand the category

o  Consumer focus

o  New product development


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                             WORLDWIDE DISTRIBUTION


o  Our major customers:

     - Walmart                               - Aldi (Germany)

     - Discovery Channel                     - Plus/Tengelm/KAIS (Germany)

     - Jerry's Sport Center                  - LIDL (Europe)

     - Dick's Sporting Goods                 - Broadhurst Clarkson Fuller (UK)

     - Gander Mountain Worldwide             - MIC International Corp. (Japan)

     - Ellet Brothers                        - Astronomics

     - Savage Arms                           - Sam's Club

     - Cabella's                             - Brookstone

     - Ritz Camera Center                    - Scope City

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                   COMPLETE LINE OF TELESCOPES & ACCESSORIES


               [PICTURES OF TELESCOPES & ACCESSORIES APPEAR HERE]

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TELESCOPES


o  Accessories

     - Hardware
                              [PICTURES OF HARDWARE & SOFTWARE]
     - Software

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                                SIMMONS OUTDOOR


o A distributor and marketer of RIFLESCOPES and BINOCULARS for the sports enthusiast and general consumer

o  Owner of the Simmons(R), Redfield(R) and Weaver(R) brand names

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                                SIMMONS OUTDOOR


                     [PICTURES OF RIFLESCOPES APPEAR HERE]

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                                SIMMONS OUTDOOR


                      [PICTURES OF BINOCULARS APPEAR HERE]

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                                   BINOCULARS


CaptureView(R) - Integrated Binocular and Digital Camera


                     [PICTURES OF CAPTUREVIEWS APPEAR HERE]


             Marketed throughout our worldwide distribution network
                    under the Meade and Simmons brand names

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                               REVENUE BREAKDOWN


FISCAL YEAR 2003

     [PIE CHART]
          Telescopes 57%
          Binoculars 24%
          Accessories 9%
          Riflescopes 8%
          Other 2%


                                        YTD 9 MONTHS FY04

                                             [PIE CHART]
                                                  Telescopes 54%
                                                  Binoculars 21%
                                                  Accessories 5%
                                                  Riflescopes 17%
                                                  Other 3%

All percentages are approximate

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                                   FACILITIES


o  California, Georgia, Germany, Mexico, China

o  500 employees worldwide


                  [PICTURES OF EMPLOYEES AT WORK APPEAR HERE]

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                                 BALANCE SHEET


                                                            11/30/03
                                                            --------

Current Assets                                             $104.5 million

Total Assets                                               $115.2 million

Current Liabilities                                         $48.8 million

Stockholders' Equity                                        $64.5 million

Tangible Book Value
  (BV less Goodwill and Def'd Tax)                          $54.6 million

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                            NET SALES & GROSS PROFIT


                            [BAR GRAPH APPEARS HERE]

                                [1998 THRU 2004]


           Fiscal years ended February        Thru Q3 ended Nov 30

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                                  GROSS MARGIN


                            [BAR GRAPH APPEARS HERE]

                                [1998 THRU 2004]


           Fiscal years ended February        Thru Q3 ended Nov 30

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                         OPERATING MARGINS & NET INCOME


                            [BAR GRAPH APPEARS HERE]

                                [1997* THRU 2004]


           Fiscal years ended February        Thru Q3 ended Nov 30


* Before accretion on redeemable preferred stock and non-recurring ESOP charges.

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                              MEADE OPPORTUNITIES


TOP-LINE GROWTH

     -  Product differentiation through innovation

     -  New products

     -  Expand market share in the sporting goods marketplace

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                              MEADE OPPORTUNITIES


PRODUCT DIFFERENTIATION THROUGH INNOVATION

     -  AVOID commodities

     -  Leverage engineering in U.S. and China

     -  Complete product redesign in progress

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                              MEADE OPPORTUNITIES


NEW PRODUCTS

     -  Digital laser range finder

     -  Night Vision

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                                  NEW PRODUCTS


                                                       Night Vision

     [PICTURE APPEARS HERE]                       [PICTURE APPEARS HERE]

       Laser Range Finder

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                              MEADE OPPORTUNITIES


NEW PRODUCTS

     -  Smart Mount

     -  Autostar Suite with Meade LPI(TM) (Lunar Planetary

        Imager/Autoguider)

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                              MEADE OPPORTUNITIES


NEW PRODUCTS

o  Meade Autostar Suite with Meade LPI(TM) (Lunar

   Planetary Imager/Autoguider)

     * WINNER OF POPULAR MECHANICS 2004

       EDITOR'S CHOICE AWARD

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                              MEADE OPPORTUNITIES


OVER $300 MILLION U.S.                        Meade percentages based on
                                              fiscal year 2-28-03 sales
MARKET IN RIFLESCOPES AND
                                                               Meade 10% of
BINOCULARS                                Meade 6% of U.S.     U.S. binocular
                                          riflescope market    market

     -  Estimated $175 million                 [PIE CHART APPEARS HERE]
        binocular market in U.S.
                                          94% of U.S.          90% of U.S.
     -  Estimated $150 million            riflescope           binocular
        riflescope market in U.S.          market                market

     -  Prior to Simmons acquisition,
        Meade had ~1% of U.S.
        binocular market, no riflescopes

                                         Note: all overall market information
                                         is based on Company estimates only

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                            BUSINESS CONSIDERATIONS


o  Competitive and pricing advantages through innovation

o  Market leadership

o  Focused brand management and branding strategies

o  Leveraged engineering and manufacturing

o  Improving economy

o  Strong and experienced management